Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Event [Line Items]
Subsequent Events
22.
Subsequent Events

On January 21, 2026, the Company terminated the MOA entered into on June 30, 2025, with respect to the acquisition of C/V A. Obelix. The deposit of $2,525,000 was returned to the Company in 2026, and there was no financial impact to the Company.

Subsequent to December 31, 2025 and as of April 30, 2026, the Company sold 45,356 shares, generating net proceeds of $50,045 under the common shares purchase agreement with B. Riley Principal Capital II, LLC that was entered into on June 6, 2025.

Subsequent to December 31, 2025, military conflict involving Iran disrupted vessel transit in and around the Strait of Hormuz. At the date of issuance of these consolidated financial statements, the Company cannot predict the duration or financial effect of this matter.